UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2018

USCF FUNDS TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-38152	38-7159729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Harrison Street, Suite 1530 Oakland, California 94612
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 522-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 4, 2018, USCF Funds Trust (the “Registrant”), and United States 3x Short Oil Fund (“USOD”), a series of the Registrant, received a notice from the NYSE Arca, Inc. (the “NYSE”), notifying the Registrant that USOD is not in compliance with the requirement under Rule 8.200E(d)(2)(c) that USOD meet the NYSE’s continued listing standard to maintain a market value of not less than $1,000,000.

The letter also states that USOD is eligible to receive an initial six-month period (the “Cure Period”) to regain compliance with Rule 8.200E(d)(2)(c) if the Registrant provides a written response to the NYSE describing its plan to cure the deficiency during the Cure Period and the NYSE accepts the plan. To regain compliance during the Cure Period, the Registrant will be required to demonstrate that it has a market value of $1,000,000 or more for thirty or more trading days. If there is not a demonstrable increase in USOD’s market value at the end of the Cure Period, the Staff of the NYSE would not be expected to grant any additional time to regain compliance. If USOD is not eligible for a second compliance period, then the NYSE Staff will immediately initiate delisting proceedings under NYSE rules.

The Registrant intends to submit a written response to the NYSE with a plan for USOD to regain compliance with Rule 8.200E(d)(2)(c) during the Cure Period, and, if accepted by the NYSE, implement the plan.

There can be no assurance that USOD will be able to regain compliance with the market value requirement or otherwise maintain compliance with the other NYSE listing requirements. See, Item 1A. Risk Factors - Other Risks - “NYSE may halt trading in the Fund’s shares, which would adversely impact an investor’s ability to sell shares” and “A Fund could terminate at any time and cause the liquidation and potential loss of an investor’s investment and could upset the overall maturity and timing of an investor’s investment portfolio” in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCF Funds Trust

	By:	United States Commodity Funds LLC, as sponsor

Date: September 6, 2018	By:	/s/ John P. Love
	Name:	John P. Love
	Title:	President (Principal Executive Officer)